Exhibit 10.32

Date:	15 December 2021

To:	RIPPLE LABS SINGAPORE PTE. LTD.

(“RIPPLE”)

77 Robinson Road,

#16-00, Singapore 068896

TNG FINTECH GROUP INC.

(“TNG”)

Maples Corporate Services Limited,

PO Box 309, Ugland House,

Grand Cayman, KY1-1104,

Cayman Islands

Dear Sirs

SHAREHOLDERS’ AGREEMENT DATED 19 MARCH 2021 (“SHA”) ENTERED INTO BETWEEN RIPPLE, TNG AND TRANGLO SDN BHD (“COMPANY”) in relation to the company (COLLECTIVELY, THE “PARTIES” and each a “party”) - SIDE LETTER (“LETTER”) TO THE SHA

1.	The Company refers to the SHA. This Letter is supplemental to the SHA and capitalised terms used herein shall, unless otherwise defined or the context may otherwise require, bear the same meaning as ascribed in the SHA.

2.	Pursuant to Clause 5.2 in the SHA “The first Shareholders’ meeting shall be convened within thirty (30) calendar days after the Effective Date for the purpose of approving the draft constitution of the Company as revised for purposes of aligning with this Agreement, and resolving the issues raised by BNM.”. Further to the Parties’ discussions, we write to confirm the Parties’ mutual agreement to waive the requirement to convene the first Shareholders’ meeting, and for all matters to be done in relation to the first Shareholders’ meeting to be dealt with by a resolution in writing signed by all the Shareholders pursuant to Clause 5.8 of the SHA. Such resolution in writing shall be as valid and effectual as if it had been passed at a first Shareholders’ meeting duly called and constituted.

3.	Except to the extent expressly supplemented by this Letter, the terms and conditions of the SHA and all other instruments, agreements and documents executed thereunder or pursuant thereto shall remain unchanged and shall continue in full force and effect.

4.	The SHA shall henceforth be read and construed in conjunction with the modifications effected by this Letter. The SHA shall be read and construed as one instrument with this Letter to the extent applicable.

5.	In the case of a conflict or inconsistency between any provision of this Letter and the SHA, the terms of this Letter shall prevail and bind the Parties insofar as to resolve any such inconsistencies.

6.	Nothing contained in this Letter shall be interpreted as a waiver of any of the rights, powers, discretions or remedies of any of the Parties under or pursuant to the SHA.

7.	Each Party represents and warrants to the other Party that:

(a)	it has the requisite authority and power to enter into, exercise its rights and perform and comply with its obligations under this Letter; and

(b)	its obligations under this Letter are legal, valid, binding and enforceable in accordance with its terms.

1

8.	This Letter supersedes any other agreement, letter, correspondence (oral or written or expressed or implied) entered into prior to this Letter in respect of the matters dealt with in this Letter.

9.	This Letter may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Each counterpart may be signed by a party or parties and transmitted by electronic or facsimile transmission which shall be valid and effectual as if executed as an original.

10.	A person who is not party to this Letter has no rights under the Contracts (Rights of Third Parties) Act (Chapter 53B of Singapore) to enforce any term of this Letter, but this does not affect any right or remedy of a third party which exists or is available apart from the said Act, provided that the nominees of the Parties may enforce the terms of this Letter under the said Act.

11.	This Letter shall be governed by and construed in accordance with the laws of Singapore. Any dispute arising out of or in connection with this Letter shall be resolved in accordance with Clause 30.6 of the SHA.

Yours truly

for and on behalf of

TRANGLO SDN BHD

/s/ Hui Ka Wah, Ronnie
Name: Hui Ka Wah, Ronnie Designation: Director

2

ACCEPTANCE

Date:

To:	TRANGLO SDN BHD

We, the undersigned, hereby confirm our acknowledgement and agreement to the terms set out in your Letter dated ___15 December 2021___ above.

For and on behalf of

RIPPLE LABS SINGAPORE PTE. LTD.

/s/ Eric van Miltenburq
Name: Eric van Miltenburq
Designation: Director

ACCEPTANCE

Date:

To:	TRANGLO SDN BHD

We, the undersigned, hereby confirm our acknowledgement and agreement to the terms set out in your Letter dated ___15 December 2021___ above.

For and on behalf of

TNG FINTECH GROUP INC.

/s/ Alexander Kong King Ong
Name: Alexander Kong King Ong
Designation: Director